Exhibit 99.1

Markforged Announces First Quarter 2024 Results

WALTHAM, Mass. – Markforged Holding Corporation (NYSE: MKFG) (the “Company”), the company strengthening manufacturing resiliency by enabling industrial production at the point of need, today announced its financial results for the first quarter ended March 31, 2024.

First Quarter 2024 Financial Results Compared To First Quarter 2023

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Revenue was $20.5 million compared to $24.1 million.
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Gross margin was 49.3% compared to 48.1%.
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Non-GAAP gross margin was 51.3% compared to 49.3%.
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Operating expenses were $47.2 million, inclusive of a $17.3 million accrual related to the Continuous Composite judgment, compared to $33.1 million.
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Non-GAAP operating expenses were $24.1 million compared to $26.7 million.
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Net loss was $35.9 million compared to net loss of $19.0 million.
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Non-GAAP net loss was $12.2 million compared to a loss of $13.3 million.
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Cash and cash equivalents were $107.9 million as of March 31, 2024 compared to $116.9 million as of December 31, 2023.

Reconciliations of the non-GAAP financial measures provided in this press release to their most directly comparable GAAP financial measures are provided in the financial tables included at the end of this press release. An explanation of these measures and how they are calculated is also included below under the heading “Non-GAAP Financial Measures.”

“We started 2024 with strong execution, setting a solid foundation for the year ahead,” said Shai Terem, President and CEO of Markforged. “While global capital expenditures on manufacturing equipment have remained challenging, we met a pivotal milestone and began shipping the FX10 in the first quarter. The market response to our newest product has been very encouraging and we are optimistic about the opportunities the FX10 will bring in the second half as we accelerate deliveries. Additionally, we continued to build operational efficiencies and adhere to our strong cost controls to drive sustainable, long-term growth.”

Business Updates

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Shipping FX10: Markforged reached a pivotal milestone in Q1 by shipping the FX10, Markforged’s next-generation 3D printer for the factory floor. The FX10 delivers high print quality at print speeds that are nearly twice as fast and a print volume that is up to twice as large as its predecessor the X7. The initial market feedback has been encouraging as customers are already printing mission critical parts for the factory floor. Markforged’s pipeline for FX10s continues to grow, and the Company remains on plan to accelerate deliveries in the coming quarters.
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Improving Operational Efficiencies: Markforged continues to build operational efficiencies and adhere to strong cost controls. The Company was specifically encouraged by strong Q1 non-GAAP gross margin performance, which exceeded 51%, despite lower revenues. Furthermore, driven by improving operational and working capital efficiencies, net cash used in operating activities was $7.4 million, an improvement of approximately 52% from the first quarter of 2023.
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Exploring All Options Regarding Patent Verdict: In April 2024, a jury found that Markforged had infringed on one of the two patent claims of Continuous Composites Inc. and awarded monetary damages in the amount of $17.3 million. Markforged strongly disagrees with this verdict and intends to seek to overturn the verdict in post-trial motions with the District Court. Markforged is exploring all available options, including seeking to overturn the resulting judgment through the appeals process.

Markforged Announces New Director

Markforged announced the appointment of George Riedel to its Board of Directors, effective May 7, 2024. Riedel brings extensive executive leadership experience in global technology industries and a proven track record in corporate strategy. Since November 2020, he has served as Chair of the Board of Directors at Infinera (Nasdaq: INFN) and as a Senior Lecturer in the General Management Unit at Harvard Business School since 2017. From 2003 to 2017, Riedel held various executive leadership roles across the networking and cybersecurity sectors. He earned a B.S. in Mechanical Engineering with distinction from the University of Virginia and an MBA from Harvard Business School.

“We are thrilled to welcome George to our Board of Directors,” said Shai Terem, President and CEO of Markforged. “We expect George's extensive experience as a senior technology executive to be instrumental in guiding Markforged's focus on building shareholder value.”

2024 Financial Outlook

Markforged is reiterating its 2024 guidance provided at the beginning of the year. The Company continues to anticipate fiscal year 2024 revenues to be between $95 and $105 million, which acknowledges the persistence of macroeconomic headwinds throughout the year. Markforged expects revenues to grow mid-single digits quarter-over-quarter in the second quarter, and continues to see an opportunity for accelerated growth in the second half of the fiscal year underpinned by new products, particularly the FX10. Markforged expects non-GAAP gross margins to be within the range of 48% - 50%. Non-GAAP operating loss is expected to be in the range of $42.5 million - $47.0 million for the year, resulting in a non-GAAP loss per share in the range of $0.19 - $0.22 per share.

This guidance does not reflect any potential additional action Continuous Composites may take, which may include seeking additional relief through post-trial motions for royalty payments on future revenue, as described in the Company’s press release dated April 12, 2024.

Conference Call and Webcast Information

The Company will host a webcast and conference call at 5:00 p.m. ET today, Wednesday, May 8, to discuss the results.

Participants may access the earnings press release, related materials and the audio webcast by visiting the investors section of the Company's website at https://investors.markforged.com/

To participate in the call, please dial 1-877-407-9039 or 1-201-689-8470 ten minutes before the scheduled start.

For those unable to listen to the live conference call, a replay will be available on the Company's website and telephonically until Wednesday, May 22, 2024, 11:59 PM ET by dialing 1-844-512-2921 or 1-412-317-6671, passcode 13743011.

About Markforged

Markforged (NYSE:MKFG) is enabling more resilient and flexible manufacturing by bringing industrial 3D printing right to the factory floor. Our additive manufacturing platform The Digital Forge allows manufacturers to create strong, accurate parts in both metal and advanced composites. With over 10,000 customers in 70+ countries, we’re bringing on-demand industrial production to the point of need. We are headquartered in Waltham, Mass where we design the hardware, software and advanced materials that makes The Digital Forge reliable and easy to use. To learn more, visit www.markforged.com.

Non-GAAP Financial Measures

In addition to our financial results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe that each of non-GAAP gross margin, non-GAAP operating profit (loss), non-GAAP net profit (loss) and non-GAAP earnings per share, each a non-GAAP financial measure, is useful in evaluating the performance of our business.

These non-GAAP measures have limitations as an analytical tool. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors should also note that the non-GAAP financial measures we use may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies, including other companies in our industry.

We recommend that you review the reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and that you not rely on any single financial measure to evaluate our business. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

The following are the non-GAAP financial measures referenced in this press release and presented in the tables below:

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Non-GAAP gross margin is defined as GAAP gross profit (loss), less stock-based compensation expense, amortization, and certain non-recurring costs, divided by revenue.
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Non-GAAP operating profit (loss) is defined as GAAP operating profit (loss) less stock-based compensation expense, amortization, and certain non-recurring costs.
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Non-GAAP net profit (loss) is defined as GAAP net profit (loss) less stock-based compensation expense, net change in fair value of warrant liabilities and contingent earnout liabilities, amortization, and certain non-recurring costs.
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Non-GAAP earnings per share is defined as GAAP net profit (loss) less stock-based compensation expense, net change in fair value of warrant liabilities and contingent earnout liabilities, amortization, and certain non-recurring costs, divided by diluted weighted average shares outstanding for the period.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “strategy,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “opportunity” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although Markforged believes that it has a reasonable basis for each forward-looking statement contained in this press release, Markforged cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which it cannot be certain. Forward-looking statements in this press release include, but are not limited to, future growth rate, revenue, gross profit margin and earnings guidance; the contributions of our directors; the timing of launches and the rate and extent of adoption of our products, including, but not limited to, our most recently introduced products and the FX10; market trends in the manufacturing industry; the duration and impact of macroeconomic factors; the benefits to consumers, functionality and applications of Markforged’s products; statements regarding our expectations concerning any impact to our business, balance sheet and cost structure; any potential post-trial motions and appeal related to the Continuous Composites litigation; our disagreement with the Continuous Composites verdict; and our intention to challenge the Continuous Composites judgment. Markforged cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, general economic, political and business conditions; the ability of Markforged to maintain its listing on the New York Stock Exchange; outcome of any legal proceedings against Markforged; and those factors discussed under the header “Risk Factors” in Markforged’s most recent periodic and other filings with the SEC. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that Markforged will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent Markforged’s views as of the date of this press release. Markforged anticipates that subsequent events and developments will cause its views to change. However, while Markforged may elect to update these forward-looking statements at some point in the future, Markforged has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing Markforged’s views as of any date subsequent to the date of this press release.

MARKFORGED HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
As of March 31, 2024 and December 31, 2023
(In thousands, except share data and par value amounts) (Unaudited)

	March 31, 2024	December 31, 2023
Assets
Current assets
Cash and cash equivalents	$107,924	$116,854
Accounts receivable, net of allowance for expected credit losses ($271 and $360, respectively)	21,493	24,059
Inventory	23,792	26,773
Prepaid expenses	3,328	2,756
Other current assets	1,733	2,022
Total current assets	158,270	172,464
Property and equipment, net	17,893	17,713
Intangible assets, net	15,924	17,128
Right-of-use assets	35,809	36,884
Other assets	3,734	3,763
Total assets	$231,630	$247,952
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$11,877	$13,235
Accrued expenses	12,451	9,840
Litigation judgment payable	17,300	—
Deferred revenue	9,609	8,779
Lease liabilities	7,316	7,368
Other current liabilities	1,500	1,526
Total current liabilities	60,053	40,748
Long-term deferred revenue	5,457	6,083
Contingent earnout liability	1,540	1,379
Long-term lease liabilities	34,647	35,771
Other liabilities	2,030	2,361
Total liabilities	103,727	86,342
Commitments and contingencies
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000,000 shares authorized at March 31, 2024 and December 31, 2023; 199,399,503 and 198,581,263 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	19	19
Additional paid-in capital	369,561	366,281
Accumulated deficit	(240,610)	(204,664)
Accumulated other comprehensive income	(1,067)	(26)
Total stockholders’ equity	127,903	161,610
Total liabilities and stockholders’ equity	$231,630	$247,952

MARKFORGED HOLDING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended March 31, 2024 and 2023
(In thousands, except share data and per share data) (Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue	$20,547	$24,090
Cost of revenue	10,414	12,508
Gross profit	10,133	11,582
Operating expenses
Sales and marketing	7,844	10,576
Research and development	9,935	10,380
General and administrative	12,165	12,128
Litigation judgment	17,300	—
Total operating expenses	47,244	33,084
Loss from operations	(37,111)	(21,502)
Change in fair value of derivative liabilities	31	189
Change in fair value of contingent earnout liability	(161)	808
Other expense	(135)	(204)
Interest expense	(154)	—
Interest income	1,400	1,691
Loss before income taxes	(36,130)	(19,018)
Income tax (benefit) expense	(184)	1
Net loss	$(35,946)	$(19,019)
Weighted average shares outstanding - basic and diluted	199,290,500	195,369,245
Net loss per share - basic and diluted	$(0.18)	$(0.10)

MARKFORGED HOLDING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

For the Three Months Ended March 31, 2024 and 2023

(In thousands) (Unaudited)

	Three Months Ended March 31,
	2024	2023
Net loss	$(35,946)	$(19,019)
Other comprehensive loss, net of taxes:
Unrealized loss on available-for-sale marketable securities, net	—	(50)
Foreign currency translation adjustment	(1,041)	158
Total comprehensive loss	$(36,987)	$(18,911)

MARKFORGED HOLDING CORPORATION
DISAGGREGATED REVENUE BY NATURE OF PRODUCTS AND SERVICES
(In thousands) (Unaudited)
	Three Months Ended March 31,
(in thousands)	2024	2023
Hardware	$11,274	$15,195
Consumables	6,404	6,455
Services	2,869	2,440
Total Revenue	$20,547	$24,090

MARKFORGED HOLDING CORPORATION
DISAGGREGATED REVENUE BY GEOGRAPHIC LOCATION
(In thousands) (Unaudited)
	Three Months Ended March 31,
(in thousands)	2024	2023
Americas	$10,095	$10,458
EMEA	6,335	8,492
APAC	4,117	5,140
Total Revenue	$20,547	$24,090

MARKFORGED HOLDING CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands) (Unaudited)

	Three Months Ended March 31,
	2024	2023
Net loss	$(35,946)	$(19,019)
Stock compensation expense	3,461	4,356
Change in fair value of derivative liabilities	(31)	(189)
Change in fair value of contingent earnout liability	161	(808)
Amortization	378	277
Litigation judgment	17,300	—
Non-recurring costs[1]	2,446	2,081
Non-GAAP net loss	$(12,231)	$(13,302)

1Non-recurring costs incurred during the three months ended March 31, 2024 and 2023 relate to litigation expense.

	Three Months Ended March 31,
Non-GAAP Cost of Revenue	2024	2023
Cost of revenue	$10,414	$12,508
Stock compensation expense	49	73
Amortization	357	228
Non-GAAP Cost of Revenue	10,008	12,207

	Three Months Ended March 31,
Non-GAAP Gross Profit	2024	2023
Gross profit	$10,133	$11,582
Stock compensation expense	49	73
Amortization	357	228
Non-GAAP gross profit	10,539	11,883

	Three Months Ended March 31,
Non-GAAP Sales and Marketing Expenses	2024	2023
Sales and marketing expenses	$7,844	$10,576
Stock compensation expense	405	475
Amortization	21	49
Non-GAAP sales and marketing expenses	7,418	10,052

	Three Months Ended March 31,
Non-GAAP Research and Development Expenses	2024	2023
Research and development expenses	$9,935	$10,380
Stock compensation expense	1,100	1,147
Non-GAAP research and development expenses	8,835	9,233

	Three Months Ended March 31,
Non-GAAP General and Administrative Expenses	2024	2023
General and administrative expenses	$12,165	$12,128
Stock compensation expense	1,907	2,661
Non-recurring costs[1]	2,446	2,081
Non-GAAP general and administrative expenses	7,812	7,386

	Three Months Ended March 31,
Non-GAAP Operating Loss	2024	2023
Operating loss	$(37,111)	$(21,502)

Stock compensation expense	3,461	4,356
Amortization	378	277
Litigation judgment	17,300	—
Non-recurring costs[1]	2,446	2,081
Non-GAAP operating loss	(13,526)	(14,788)

Markforged Contacts:

Media

Sam Manning, Public Relations Manager

sam.manning@markforged.com

Investors

Austin Bohlig, Director of Investor Relations

investors@markforged.com